Exhibit 99.1

Serve Robotics Inc. Common Stock to Be Quoted on OTCQB Under Ticker Symbol “SBOT”

SAN FRANCISCO, March 7, 2024 — Serve Robotics Inc. (the “Company” or “Serve”), a leading autonomous sidewalk delivery company, announces that it has qualified to trade on the OTCQB® Venture Market operated by the OTC Markets Group Inc. and the Company’s common shares commenced trading today on the OTCQB under the ticker symbol “SBOT”.

“Serve’s transition to a publicly traded entity marks an important moment in the robotics landscape, showcasing our role as one of the first to commercially deploy AI-powered robots in urban settings. With the backing of strategic partners, including Uber and NVIDIA, we believe Serve is at the forefront of delivering sustainable last-mile automation at an unprecedented scale,” stated Dr. Ali Kashani, Serve’s Co-founder and CEO. “Our entry into the public markets will fuel our plans to roll out up to 2,000 robots on the Uber Eats platform in multiple U.S. markets under our existing agreements. We look forward to executing on our business plan and to our growth as a public entity.”

Serve Robotics operates a fleet of AI-powered, sidewalk delivery robots that have completed over 50,000 commercial deliveries in the Los Angeles metropolitan area. The Company has platform-level integrations with Uber Eats and 7-Eleven, and its investors include NVIDIA Corporation (“NVIDIA”) (NASDAQ: NVDA), Uber Technologies, Inc. (“Uber”) (NYSE: UBER), and 7-Eleven and Delivery Hero’s corporate venture units. In January 2024, Serve issued secured subordinated convertible promissory notes to certain investors in a financing round with participation from NVIDIA and Uber. In February 2024, Serve entered into a strategic partnership with Magna New Mobility USA, Inc., a subsidiary of Magna International Inc. (“Magna”) (TSX: MG; NYSE: MGA), pursuant to which Serve grants Magna a non-exclusive license to Serve’s Autonomous Mobile Robot (AMR) technology in support of Magna’s AMR projects.

About Serve Robotics Inc.

Serve is shaping the future of sustainable, self-driving delivery. The Company designs, develops and operates low-emissions robots that serve people in public spaces, starting with food delivery. Founded in 2017 as the robotics division of Postmates, Serve set out to build a robotic delivery experience that delights customers, improves reliability for merchants, and reduces vehicle emissions to zero. Six years later, the company’s self-driving robots have successfully completed tens of thousands of contactless deliveries in Los Angeles and San Francisco. Spun off from Postmates as an independent company in February 2021, Serve counts Uber, NVIDIA, 7-Eleven and Delivery Hero’s corporate venture units among its investors. Serve has several established commercial partnerships and continues to expand its partner platform. Find out more at www.serverobotics.com, follow us on social media via Twitter and Instagram, or apply to join our team on LinkedIn.

Forward Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Serve intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 21E of the Exchange Act. These forward-looking statements can be about future events, including statements regarding Serve’s intentions, objectives, plans, expectations, assumptions and beliefs about future events, including Serve’s expectations with respect to the financial and operating performance of its business, its capital position, and future growth. The words “anticipate”, “believe”, “expect”, “project”, “predict”, “will”, “forecast”, “estimate”, “likely”, “intend”, “outlook”, “should”, “could”, “may”, “target”, “plan” and other similar expressions can generally be used to identify forward-looking statements. Indications of, and guidance or outlook on, future earnings or financial position or performance are also forward-looking statements. Any forward-looking statements in this press release are based on management’s current expectations of future events and are subject to a number of risks and uncertainties that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. Risks that contribute to the uncertain nature of the forward-looking statements include those risks and uncertainties set forth in Serve’s Annual Report on Form 10-K for the year ended December 31, 2023, filed with the United States Securities and Exchange Commission (the “SEC”) and in its subsequent filings filed with the SEC. All forward-looking statements contained in this press release speak only as of the date on which they were made. Serve undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.

Media:

Aduke Thelwell
Head of Investor Relations & Communications
Serve Robotics Inc.
aduke.thelwell@serverobotics.com
347-464-8510

Investors:

CORE IR

investor.relations@serverobotics.com